Kraft Foods Group CAGNY Conference February 18, 2014 Exhibit 99.1

Chris Jakubik Head of Investor Relations

Kraft Foods Group, Inc.
Forward-Looking Statements
This presentation contains a number of forward-looking statements. The words “plan,” “drive,” “make,” “develop,”
“progress,” “change,” “deliver,” “extend,” “invest,” “become,” “improve,” “grow,” “target” and similar expressions are intended to identify the forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding Kraft’s growth, progress, investments, plans relating to efficiency, business process and simplification, productivity, overheads, innovation, marketing and advertising, share of voice, cost management and cost savings plans, long-term targets and outlook for the North American Food and Beverage market, priorities for free cash flow and dividends. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are beyond Kraft’s control. Important factors that could cause actual results to differ materially from those indicated in the forward-
looking statements include, but are not limited to, increased competition; Kraft’s ability to maintain, extend and expand its reputation and brand image; Kraft’s ability to differentiate its products from other brands; increasing consolidation of retail customers; changes in relationships with significant customers and suppliers; Kraft’s ability to predict, identify and interpret changes in consumer preferences and demand; Kraft’s ability to drive revenue growth in its key product categories, increase its market share, or add products; volatility in commodity, energy and other input costs; changes in Kraft’s management team or other key personnel; Kraft’s geographic focus in
North America; changes in regulations; legal claims or other regulatory enforcement actions; product recalls or product liability claims; unanticipated business disruptions; Kraft’s ability to complete or realize the benefits from potential acquisitions, alliances, divestitures or joint ventures; Kraft’s indebtedness and ability to pay such indebtedness; disruptions in information technology networks and systems; Kraft’s inability to protect intellectual property rights; weak economic conditions; tax law changes; volatility of market-based impacts of post-
employment benefit plans; pricing actions; and other factors. For additional information on these and other factors that could affect Kraft’s forward-looking statements, see Kraft’s risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange Commission, including its most recently filed
Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. Kraft disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

4 Kraft Foods Group, Inc. Kraft Foods Group • Our Plan and Our Progress • Driving Profitable Growth in Our Industry • Q&A • Lunch

Tony Vernon Chief Executive Officer

6 We Have the Best Sandbox in Our Industry

7 Kraft Foods Group, Inc. Make Kraft North American Food & Beverage Company Best Investment in the Industry Superior Dividend Payout Consistent Bottom-Line Growth Profitable Top-Line Growth * * *

8 Kraft Foods Group, Inc. Our Plan

9 Kraft Foods Group, Inc. Remaking Kraft • Recruit the best • Develop the best • Reward the best Make Our People Our Competitive Edge

10 Kraft Foods Group, Inc. Right Tools • Lean Six Sigma gaining traction • Integrated Business Planning implementation on track • Top-rated sales capabilities

Kraft Foods Group, Inc.
Rejuvenating Our Brands, One-by-One
•
Good-better-best price/value ladders in two-thirds
of franchises
•
Realizing solid returns on investments made
•
Improving our share of voice

Kraft Foods Group, Inc.
Innovation Where it Needs to be
% Net Revenue from New Product Innovation
Over Prior 3 Years
Source: U.S. Nielsen Consumption - 3-Outlet (2009-2011) and All Outlet-xAOC (2012-2013), *2013 Estimate

Turbocharge
Our Iconic
Brands

3.1%
2.9%
3.5%
4.1%
2010
2011
2012
2013

-

Kraft

Kraft Foods Group, Inc.
Increasing Our Share of Voice
* Fiscal year average of Campbell Soup, Coca-Cola, ConAgra, Dr Pepper Snapple, General Mills, Heinz, Hershey, Hillshire, Hormel, Kellogg, McCormick,
Mondelez, Nestle, PepsiCo, Smithfield, J.M. Smucker, Unilever; Source: Company SEC filings
Peer Average*:
5.3% 4.9% 5.0%
< 5% (E)
Advertising as a % of Net Revenue

Kraft Foods Group, Inc.
Established Our Building Blocks
Integrated L6S
World Class Maintenance
Network Optimization
World Class Innovation
Integrated Business Planning
Business Process Excellence
Collaborative Supplier
Integration

Kraft Foods Group, Inc.
Becoming a Low Cost Producer
•
Delivering industry-leading productivity
Gross and Net Productivity
*
as a % of COGS
*
Net Productivity
Gross productivity less inflation, business investments and changes in HQ overhead supporting COGS

16 Kraft Foods Group, Inc. Becoming a Low Cost Producer • Redefining lowest-cost overheads while investing in people and net job creation Overhead Costs as a % of Net Revenue

17 Kraft Foods Group, Inc. On Plan with Our Plan

18 Kraft Foods Group, Inc. * * * * * * *

Kraft Foods Group, Inc.
Our Market is Changing… Fast
•
Kraft products are in 98% of North American households
•
We have an obligation to our consumers and customers to
innovate and contemporize our portfolio
•
We’re facing an unprecedented confluence of factors

20 Kraft Foods Group, Inc. C’s of Change C Photo Source: ABC Modern Family - TV Guide Magazine ONSUMER

Kraft Foods Group, Inc.
Several Megatrends are Changing the Game
Low
Income
Middle
Income
High
Income
26.5% 54.9% 18.6% 2009
28.9% 52.7% 18.4% 2012
Source: Kraft Foods Group, Nielsen Homescan Panel, 2009 & 2013 (L52 weeks ending Q4, 2013); Low Income (<$30K) Middle Income ($30K - $100K) High Income ($100K+)
30.0% 51.1% 18.9% 2013
Modern Families
Hispanic consumers represent
17% of U.S. population today
Millennials represent 26% of
U.S. population today
Keep it Real
Cultural shift toward
quality of life and “real food”
“Less processed” credentials
becoming primary purchase
drivers

CONSUMER	CUSTOMER
  	Walmart SAFEWAY Kroger COSTCO WHOLESALE Sam's CLUB DOLLAR GENERAL FAMILY DOLLAR my family, my family dollar. 7 ELEVEN amazon K

Kraft

22 Kraft Foods Group, Inc. C’s of Change

0.1
(3.3)
(2.6)
(8.8)
0.1
(3.7)
1.7
(1.9)
0.5
(1.4)
All Trips
Discovery
Quick
Fill-In
Stock-Up
2010 - 2012
3Q13 (52 wks)

Kraft

23 Kraft Foods Group, Inc. Source: Nielsen Household Panel (US) *NOTE: Total F&B, Mass without Supercenters Shopping Behavior More Planned, Purposed Shopper Trips by Type % Change vs Prior Year

0.1
(3.3)
(1.1)
(2.7)
1.9
(2.0)
(9.2)
(13.0)
4.0
(0.4)
15.2
4.5
1.8
(4.9)
All Channels
Grocery
Supercenters
Mass Merch
Club
Dollar
Drug
2010 - 2012
3Q13 (52 wks)

24 Kraft Foods Group, Inc. Source: Nielsen Household Panel (US), Total F&B Consumers Shopping Less, Migrating Channels Total Shopper Trips % Change vs Prior Year

Walmart
SAFEWAY
Kroger
COSTCO WHOLESALE
Sam's Club
DOLLAR GENERAL
FAMILY DOLLAR
my family, my family dollar.
7 ELEVEN
amazon

25 Kraft Foods Group, Inc. C’s of Change C ONSUMER C USTOMER C OMMUNICATION

Television
Digital
Mobile
Radio
1950
1960
2000
2010

Kraft

26 Kraft Foods Group, Inc. Digital Surpasses TV in 2013 Source: eMarketer, US , July 2013

27 Kraft Foods Group, Inc. Opportunity Resides in Some Key Areas • Hispanics • Millennials • Economically-strapped consumers • Tech savvy consumers • Nutrition & Well-Being • Alternative channels

Kraft Foods Group, Inc.
Capture Profitable Growth by Evolving Our Playbook
Kraft Playbook 1.0
Great marketing
Best-in-industry innovation
Good-Better-Best price/value ladders
Lowest delivered cost
Reinvest 50¢ of every $ of cost savings
back into brands and people
Kraft Playbook 2.0
Reinvent marketing
Extend innovation to renovation
Brand ubiquity across retail channels
Total cost management
Reinvest 50¢ of every $ of cost savings
back into brands and people

Search, Buzz, Blog
Online User Reviews
Social Networks
Online Purchase
Friending
Links, Likes, Create Buzz
TV, Radio, Outdoor
Direct Mail
Product Test
In-store Purchase
Reward Points
Reinventing Marketing at Kraft
TRADITIONAL
BROADCAST MARKETING
TODAY’S
CONSUMER NETWORK
AWARENESS
CONSIDERATION
PREFERENCE
ACTION
LOYALTY
ADVOCACY

Kraft Foods Group, Inc.

Oscar Mayer
Finally, a hot dog made with high quality chicken breast and no artificial preservatives.

Kraft
Recipes Tips & Ideas Community Videos Products
kraft kitchens
daily picks

GEVALIA
BREAK ROUTINE
Auto Delivery
Available Now!
Buy 2 boxes of coffee for $13.95 + get FREE Shipping
There's More Than One Way To Fika
Spread the word about Gevalia

Kraft Foods Group, Inc.
Kraft as Publisher and Purveyor
Over 100 brand and
promotional web sites
kraftrecipes.com
comidakraft.com
web / mobile sites
2 online stores
Over 30 social
destinations
Brand
Destinations
Consumer
Relationship
Marketing
E-Commerce Social
Kraft’s digital assets attract 250MM visits a year!

Kraft Foods Group, Inc.
Extending Innovation to Renovation
Innovation
MegaTrends MegaTrends
/Consumer /Consumer
Insights Insights
Product/
Package
Platforms
Renovation
Emerging
Technology
Execute
Assess
Develop
Ideate
Brand Brand
Destination Destination

Kraft Foods Group, Inc.
Innovation, Renovation Through a Broader Lens
Simpler
Ingredient Lines
Farm to Consumer Reduced Calories &
Nutrients to Limit
Beneficial
Substances,
Food Groups and
Nutrients to
Encourage

Kool-Aid Liquid
MiO Liquid
Crystal Light
Kraft Velveeta
Cheesy Skillets
Dinner Kit
Ultimate Cheeseburger Mac
No Artificial Preservatives or Flavors
Kraft Singles
American
Lunchables
Uploaded
6-Inch
Oscar Mayer
P3
Portable Protein Pack
New
14g
Kraft macaroni & cheese
ninja turtle shapes
New!
Planters
Salted Caramel peanuts
New
2-Step
Gevalia
Caramel Macchiato
New!
Maxwell House
Good to the last drop
The Original Roast
12
No Artificial Flavors
Philadelphia
smokey chipotle
New!
Oscar Mayer
Delifresh
Chipotle Seasoned
Chicken Breast
Bold

Kraft

33 Kraft Foods Group, Inc. 2014 Big Bets

Kraft Foods Group, Inc.
Establishing Brand Ubiquity Across Channels
• Establishing Kraft’s fair share across
channels is ~$1 billion net revenue
opportunity over next 3 years
• Changing process and mindset is key
– Ensure channels are part of
conversation when decisions made
– Shift focus from gross margin to
operating income dollars
– Manufacturing capable of multiple
pack sizes at effective cost
Kraft
Non Traditional
Channels
Total F&B
2010-2013 % Growth Contribution
Note: Non-traditional Channels include Value, Drug, Club, Convenience, and Differentiated Grocery Stores (E.g. Trader Joe’s, Whole Foods, and Aldi)
Source: The Cambridge Group Analysis using Nielsen Homescan and Scantrack 2013 and 2012; Progressive Grocer; Mintel; Kantar Retail; First Research
68%
32% 41%
59%
Grocery
+ Mass

Teri List-Stoll Chief Financial Officer 35

Kraft Playbook 1.0	Kraft Playbook 2.0
Great marketing	Redefine great marketing
Best-in-industry innovation	Extend innovation to renovation
Good-Better-Best price/value ladders	Brand ubiquity across retail channels
Lowest delivered cost	**Total cost management**
Reinvest 50¢ of every $ of cost savings back into brands and people	Reinvest 50¢ of every $ of cost savings back into brands and people

36 Kraft Foods Group, Inc. Capture Profitable Growth by Evolving Our Playbook

Integrated L6S	World Class Maintenance
Collaborative Supplier Integration	Network Optimization
World Class Innovation	Integrated Business Planning

Business Process Excellence

37 Kraft Foods Group, Inc. Defining Total Cost Management at Kraft

Kraft Foods Group, Inc.
Driving “Mandated Best Practices”
•
SIMPLIFY end-to-end processes with a
maniacal passion
•
STANDARDIZE with rigor and discipline based
on “mandated best practices”
•
STREAMLINE our capabilities to ensure
realization of benefits
•
SUSTAIN through robust change management
and disciplined governance

Kraft

finance

Invested in Kraft. Invested in each other.

Kraft

39 Kraft Foods Group, Inc. * * * * * *

Kraft Playbook 1.0	Kraft Playbook 2.0
Great marketing	Redefine great marketing
Best-in-industry innovation	Extend innovation to renovation
Good-Better-Best price/value ladders	Brand ubiquity across retail channels
Lowest delivered cost	Total cost management
Reinvest 50¢ of every $ of cost savings back into brands and people	**Reinvest 50¢ of every $ of cost savings back into brands and people**

40 Kraft Foods Group, Inc. Capture Profitable Growth by Evolving Our Playbook

41 Kraft Foods Group, Inc.
A Sustainable Long-term Growth Algorithm
Metric Long-Term Target
1
Market defined as the North American Food & Beverage market.
2
Operating Income, EPS and Free Cash Flow long-term targets exclude market-based impacts to post-employment benefit plans.
3
Free Cash Flow defined as cash flow from operations less capital expenditures.
Organic Net Revenue
Operating Income
Dividends
Profitable growth at or above market growth
1
Consistent mid-single-digit growth
2
Consistent mid-single-digit growth
EPS Consistent mid-to-high, single-digit growth
2
Free Cash Flow At least 90% of net income
2,3
ROIC Consistent year-to-year improvement

Kraft Foods Group, Inc.
Priorities for Free Cash Flow
Fund a highly competitive dividend
Reinvest in the
business
Acquisitions that quickly
achieve EPS accretion and
an IRR > risk-adjusted
hurdle rate
Share
repurchase

43 Kraft Foods Group, Inc. Make Kraft North American Food & Beverage Company Best Investment in the Industry Superior Dividend Payout Consistent Bottom-Line Growth Profitable Top-Line Growth * *